SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                OCTOBER 26, 2004


                                  NELNET, INC.
                  (Exact name of registrant as specified in its charter)


              NEBRASKA                 001-31924               84-0748903
    (State or other jurisdiction      (Commission           (I.R.S. Employer
         of incorporation)           File Number)         Identification No.)

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                    121 SOUTH 13TH STREET
                               SUITE 201
                           LINCOLN, NEBRASKA                            68508
                (Address of principal executive offices)             (Zip Code)
Registrant's telephone number, including area code (402) 458-2370
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            -------------

               On October 26, 2004, Nelnet, Inc. issued a press release announcing it entered into an agreement to acquire EDULINX Canada Corporation from CIBC. The transaction is expected to close on or about November 30, 2004, subject to normal regulatory approval and closing conditions. This acquisition is not anticipated to have an impact on Nelnet's 2004 operating results. This acquisition is anticipated to be accretive to Nelnet's net income in 2005, but the amount is expected to be immaterial.


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

               A copy of the press release is attached as Exhibit 99.1 to this Current Report.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 29, 2004

                                            NELNET, INC.




                                            By:    /s/ Terry J. Heimes
                                                --------------------------------
                                                Name:  Terry J. Heimes
                                                Title: Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

99.1 Press Release dated October 26, 2004 - "Nelnet announces acquisition of EDULINX Canada Corporation from CIBC"



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